Interest Expense, Net	12 Months Ended
Dec. 31, 2013
Banking And Thrift Interest [Abstract]
Interest Expense, Net
19.	INTEREST EXPENSE, NET

Interest expense, net consisted of the following:

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Income	18	41	21
Expense	(23)	(76)	(46)

Total	(5)	(35)	(25)

No borrowing cost was capitalized in 2013, 2012 and 2011. Interest income on government Bonds and floating rate notes classified as available-for-sale marketable securities amounted to less than $1 million for the year ended December 31, 2013, $2 million for the year ended December 31, 2012 and to $6 million for the year ended December 31, 2011.

In 2013, net interest included a one-time interest payment received with respect to a U.S. tax refund in the second quarter of 2013.